Derivative Liabilities	6 Months Ended
Jun. 30, 2023
Derivative Liabilities [Abstract]
DERIVATIVE LIABILITIES

NOTE 5 — DERIVATIVE LIABILITIES

On November 28, 2022, the Company issued additional warrants (the “Additional Warrants”), issued following certain adjustments pursuant to the terms of the warrants issued as part of the Company’s Initial Public Offering (the “IPO Warrants”), to purchase up to 2,824,525 Ordinary Shares to certain qualified buyers, as defined in the IPO Warrants. The term of each Additional Warrant is five (5) years from the issuance date. Each Additional Warrant holder receives semi-annual payments equal to approximately 2% of the Company’s gross revenues, calculated for the first and second six-month fiscal periods, shared pro rata among qualified holders ("Revenue Sharing Payment"). As of June 30, 2023, the Revenue Sharing Payment was equal to approximately 2.3% of the Company’s revenues for the six months ended June 30, 2023. The Company determined that the Additional Warrants preclude equity classification. The derivative liability is recorded at fair value and amounted to $1,875 thousands as of June 30, 2023.

The following table presents changes in the fair value of the derivative warrant liability during the period (in thousands)

Balance as of December 31, 2022	(2,216)
Change in fair value	341
Balance as of June 30, 2023	(1,875)

The following table lists the significant unobservable inputs used for calculation of fair value of the Additional Warrants during the six months ended June 30, 2023:

June 30, 2023
Expected volatility	100%
Exercise price	2.02
Share price	$0.75
Risk-free interest rate	5.4%
Dividend yield	-
Expected life	4.41
Weighted average cost of capital (WACC)	23.20%

Additionally, the revenue forecast over the life of the Additional Warrants is a significant input in determining the price of the Additional Warrants as of June 30, 2023.